UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 11, 2006
ARCHSTONE-SMITH TRUST

(Exact name of registrant as specified in charter)

Maryland	1-6755	84-1592064

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9200 E. Panorama Circle, Suite 400, Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, including Area Code): (303) 708-5959
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On July 11, 2006, Archstone-Smith Trust (“Trust”) entered into an underwriting agreement (the “Underwriting Agreement”) with Archstone-Smith Operating Trust (the “Company”), Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as representatives of the other underwriters named therein (collectively, the “Underwriters”), in connection with a public offering (the “Offering”) of $575,000,000 aggregate principal amount of the Company’s 4.00% Exchangeable Senior Notes due 2036 (the “Notes”). The Notes will bear interest at a rate of 4.00% per year and accrue interest from July 14, 2006. Interest on the Notes is payable semi-annually on July 15 and January 15 of each year, beginning on January 15, 2007. The Notes will mature on July 15, 2036. The Notes are exchangeable for common shares, par value $0.01 per share (“Common Shares”), of the Trust in accordance with the terms of the Notes. The closing of the Offering occurred on July 14, 2006.
     In connection with the Offering, the Company and the Trust have entered into a Registration Rights Agreement and a Letter Agreement relating to the issuance and registration of Common Shares upon the exchange of the Notes.
     A copy of the Underwriting Agreement, the Registration Rights Agreement and the Letter Agreement are filed as Exhibit 1.1, Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
     Affiliates of certain of the Underwriters have participated in the Company’s credit facilities. In addition, certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company for which they received or will receive customary fees and expenses.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
     (a) Financial Statements of Businesses Acquired.
     Not applicable.
     (b) Pro Forma Financial Information.
     Not applicable.
     (c) Exhibits.

Exhibit 1.1	Underwriting Agreement (Incorporated by reference to Exhibit 1.1 to Archstone-Smith Operating Trust’s Form 8-K filed July 17, 2006 (File No. 1-10272))

Exhibit 10.1	Registration Rights Agreement, dated as of July 14, 2006, by and between Archstone-Smith Trust and Archstone-Smith Operating Trust (Incorporated by reference to Exhibit 10.1 to Archstone-Smith Operating Trust’s Form 8-K filed July 17, 2006 (File No. 1-10272))

Exhibit 10.2	Letter Agreement, dated as of July 14, 2006, by and between Archstone-Smith Trust and Archstone-Smith Operating Trust (Incorporated by reference to Exhibit 10.2 to Archstone-Smith Operating Trust’s Form 8-K filed July 17, 2006 (File No. 1-10272))

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH TRUST
	By:	/s/ Thomas S. Reif
Dated: July 17, 2006		Name:	Thomas S. Reif
		Title:	Group Vice President and Assistant General Counsel